UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4007

Smith Barney Trust II
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.     REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Capital Preservation Fund II

A N N U A L R E P O R T

OCTOBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Capital Preservation Fund II

Annual Report • October 31, 2005

What’s Inside	Letter from the Chairman	1

	Manager Overview	4

	Fund at a Glance	8

	Fund Expenses	9

	Fund Performance	11

	Historical Performance	12

	Schedule of Investments	13

	Statement of Assets and Liabilities	18

Fund Objective The objective of the Fund dur- ing the Guarantee Period is to seek some capital growth while preserving principal. During the Post Guarantee Period, the Fund expects to seek long-term growth of capi- tal. Current income will be a secondary consideration.	Statement of Operations	19

	Statements of Changes in Net Assets	20

	Financial Highlights	21

	Notes to Financial Statements	24

	Report of Independent Registered Public Accounting Firm	34

	Board Approval of Management Agreement	35

	Additional Information	41

	Additional Shareholder Information	46

	Important Tax Information	47

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

     As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00% . This represents the longest sustained Fed tightening cycle since 1976-1979.

     During the 12-month period covered by this report, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation and strong corporate profits supported the market during much of the period. Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 11.96% and 8.99%, respectively.

     During much of the fiscal year, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31,

Smith Barney Capital Preservation Fund II      1

2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,[x] returned 1.13%.

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

     Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2      Smith Barney Capital Preservation Fund II

     As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

v	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

x	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Smith Barney Capital Preservation Fund II      3

Manager Overview

JOHN GOODE Portfolio Manager (left) PETER HABLE Portfolio Manager (center) ALEX ROMEO Portfolio Manager (right)

Q. What were the overall market conditions during the Fund’s reporting period?
A. The reporting period began with President Bush’s re-election in November of 2004. With the uncertainty from the election removed, markets rallied until the end of the year. The S&P 500 Indexi rallied over 7% from Election Day until the end of year, closing at 1,211.

     The period was marked worldwide by natural disasters, including a tsunami in Indonesia, Hurricanes Katrina, Rita and Wilma devastating Louisiana and Florida, and earthquakes ravaging Afghanistan.

     The war in Iraq continued, passing the 2,000 U.S. troops casualty mark, and put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regard to their effect on long-term growth.

     The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela and weather related supply interruptions. The price of crude oil rose from an already high price of $43 per barrel at the start of 2005 to a high of just under $70 per barrel at the end of August.

     The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months, despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

     In the bond markets, the Federal Reserve Board (“Fed”)ii continued to raise rates at a “measured pace”, as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rateiii at each of its meetings throughout the year, from 1.75% to 4.00% after the end of the Fund’s reporting period. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Billiv has decreased from 180 basis pointsv to 18 basis points.

4      Smith Barney Capital Preservation Fund II 2005 Annual Report

     While the equity market was up for the period, most of the gain occurred at the end of 2004 after the election. The S&P 500 Index rose from 1,130 on October 31, 2004 to 1,211 at end of year, a 7% gain. In 2005, the equity market has stayed within a narrow range. The S&P 500 Index ended the third quarter of 2005 at 1,207 virtually flat for the year.

     The U.S. Treasury zero-coupon bond scheduled to mature on August 15, 2007 had a yield of 2.83% on October 31, 2004. This bond best reflects the duration of the Fund and the end of the guarantee period. As the Fed has continued to tighten at its measured pace throughout the year, and the yield curve has continued to flatten, the U.S. Treasury zero-coupon bond scheduled to mature on August 15, 2007 yield has risen to 4.36% on October 31, 2005. For the twelve-month period ending October 31, 2005, the S&P 500 Index registered a gain of 8.72%.

Performance Review
     For the 12 months ended October 31, 2005, Class A shares of the Smith Barney Capital Preservation Fund II, excluding sales charges, returned -0.08%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index and the Lehman Brothers Aggregate Bond Indexvi, returned 8.72% and 1.13%, respectively, for the same period. The Lipper Balanced Target Maturity Funds Category Average1 increased 1.20% over the same time frame.

Performance Snapshot as of October 31, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Capital Preservation Fund II-Class A Shares	0.79%	-0.08%

S&P 500 Index	5.27%	8.72%

Lehman Brothers Aggregate Bond Index	0.15%	1.13%

Lipper Balanced Target Maturity Funds Category Average	1.38%	1.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

Current fee waivers are voluntary, and may be reduced or terminated at any time. Absent these waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.35% and Class C shares returned 0.35% over the six months ended October 31, 2005. Excluding sales charges, Class B shares returned -0.87% and Class C shares returned -0.87% over the twelve months ended October 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 84 funds for the six-month period and among the 81 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

1	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 81 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Capital Preservation Fund II 2005 Annual Report      5

Q. What were the most significant factors affecting Fund performance?
A. The performance of the Smith Barney Capital Preservation Fund II was primarily influenced by the Fund’s limited exposure to the equity markets consistent with the restrictions in the Fund’s Financial Guarantee Agreement. As of October 31, 2005, approximately 78% of the Fund’s assets were invested in fixed income securities. When the Fund’s assets are largely invested in fixed income securities to preserve principal, as they were during the 12 months ended October 31, 2005, it is difficult for the Fund to achieve capital growth.

     On the fixed income side, zero-coupon U.S. treasury strips, duration matched to the end of the guarantee period of the Fund, were purchased. These instruments have negligible credit, duration and coupon re-investment risk. These extremely low risk instruments are used in the fixed income portion of the Fund, so that the majority of the Fund’s risk budget is allocated to the active equity portion. The primary fixed income instrument, the Principal-Only Treasury Strip scheduled to mature on August 15, 2007, returned -0.02% over the given time period.

    What were the leading contributors to equity performance?
A. On an individual stock basis, the biggest contributors to Fund performance were Mitsubishi UFJ Financial Group Inc., which was up 52.0% for the time period and represented 0.4% of the equity portion of the Fund, Chubb Corp., which was up 32% and represented 1.7% of the equity portion and GlobalSantaFe Corp., which was up 53% and represented 0.9% of the equity portion of the Fund. The Fund maintained its positions in these securities at the close of the period.

    What were the leading detractors from equity performance?
A. On an individual stock basis, the biggest detractors from performance during the period were Pfizer Inc., which represented 2.7% of the equity portion of the Fund and was down 23%, Alcoa Inc., which represented 1.3% of the equity portion of the Fund and declined 24% and Paccar Inc., which represented 1.2% of the equity portion of the Fund. With the exception of Paccar, Inc., which was sold during the period, the Fund maintained its positions in the other two securities at the close of the period.

Q. Were there any significant changes to the Fund during the reporting period?
A. There were no significant changes made to the portfolio during the reporting period.

6      Smith Barney Capital Preservation Fund II 2005 Annual Report

     Thank you for your investment in the Smith Barney Capital Preservation Fund II. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

John Goode Portfolio Manager	Peter Hable Portfolio Manager
Alex Romeo Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: U.S. Treasury STRIPS, 0.000% due 8/15/07 (39.2%), U.S. Treasury STRIPS, 0.000% due 2/15/08 (33.9%), American Express Co. (0.6%), Emerson Electric Co. (0.5%), Wyeth (0.5%), Chubb Corp. (0.5%), Utilities Select Sector SPDR Fund (0.5%), JPMorgan Chase & Co. (0.5%), Ratheon Co. (0.5%) and MGIC Investment Corp. (0.4%) . Please refer to pages 13 through 17 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: U.S. Government Obligations (73.1%), Financials (4.6%), Consumer Discretionary (3.2%), Information Technology (3.1%) and Health Care (2.7%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: At October 31, 2005, the Fund’s assets were largely invested in fixed income securities, and as a result, the Fund may not be able to increase significantly is equity component even if interest rates go up and/or the equity markets improve. Use of the fixed-income component during the Guarantee Period reduces the Fund’s ability to participate in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. If the value of the stock component were to decline substantially during the Guarantee Period or upon the occurrence of certain non-market-related events, the Fund may be completed and irreversibly 100% reallocated to fixed-income. The terms of a Financial Guarantee Agreement executed in connection with the Guarantee impose certain limitations on the manner in which the Fund may be managed during the Guarantee Period. The Financial Guarantee Agreement could limit the managers’ ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions. Investments in small and mid- capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

When you hold your investment until the end of the five-year Guarantee Period, on the Guarantee Maturity Date your account will be worth no less than your account value at the end of the Offering Period, reduced to reflect any redemptions, dividends and distributions received in cash and certain fund expenses, such as taxes and extraordinary expenses. If you choose to redeem your investment on any day other than the Guarantee Maturity Date, your shares will be redeemed at the current NAV, less any applicable deferred sales charges, and the amount returned could be less than that invested. The guarantee is based on your account value the business day before the Guarantee Period and does not apply to any earnings realized during the Guarantee Period. As with the sale of any securities, a taxable event may occur if the Fund liquidates securities for asset allocation purposes or at the end of the Guarantee Period. Please keep in mind that the Fund’s NAV will fluctuate. After the Guarantee Period ends, your investment will no longer be protected by the guarantee and will be subject to possible loss of principal. Any exchange into another Fund will constitute a taxable event. Fund allocations may change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	A negotiable debt obligation issued by the U.S. government and backed by its full faith and credit, having a maturity of one year or less.

v	A basis point is one one-hundredth (1/100 or 0.01) of one percent.

vi	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Smith Barney Capital Preservation Fund II 2005 Annual Report      7

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

U.S. Treasury Obligations
72.8%
Common Stocks*
21.6%
Short-Term Obligations
5.6%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
October 31, 2005

*	During all or a significant portion of the Fund’s fiscal years ended October 31, 2003 and October 31, 2004 and of the six-month period ended April 30, 2005, the Fund’s Manager did not change the identity of the securities comprising the Fund’s equity component, which was not consistent with the expected equity investment process. However, purchases and sales of existing equity holdings continued to be made during the period as a result of the Fund’s asset allocation process. The portfolio turnover rate of the equity component may have been affected. The Fund’s Board of Trustees reviewed this matter and determined, based on information from the Manager, that Fund performance was not adversely affected by the deviation from the expected investment process. The Board and the Manager agreed, however, that a portion of the management fees paid during the period in question should be returned to the Fund. This was accomplished by a waiver of the Fund’s management fee. The Manager, at the Board’s direction, has adopted enhanced procedures and implemented additional training programs to ensure adherence to the Fund’s investment process.

8      Smith Barney Capital Preservation Fund II 2005 Annual Report

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses
The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	0.79%	$1,000.00	$1,007.90	1.36%	$ 6.88

Class B	0.35	1,000.00	1,003.50	2.12	10.71

Class C	0.35	1,000.00	1,003.50	2.12	10.71

(1)	For the six months ended October 31, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of voluntary waivers) are equal to each Class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Capital Preservation Fund II 2005 Annual Report      9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,018.35	1.36%	$ 6.92

Class B	5.00	1,000.00	1,014.52	2.12	10.76

Class C	5.00	1,000.00	1,014.52	2.12	10.76

(1)	For the six months ended October 31, 2005.

(2)	Expenses (net of voluntary waivers) are equal to each Class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10      Smith Barney Capital Preservation Fund II 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	(0.08)%	(0.87)%	(0.87)%

Inception* through 10/31/05	1.45	0.68	0.67

	With Sales Charges(2)

	Class A	Class B	Class C

Twelve Months Ended 10/31/05	(5.07)%	(5.72)%	(1.84)%

Inception* through 10/31/05	(0.22)	0.04	0.67

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class A (Inception* through 10/31/05)	4.56%

Class B (Inception* through 10/31/05)	2.12

Class C (Inception* through 10/31/05)	2.11

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of fee waivers, the total return would have been lower.

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and C shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment. Starting on February 2, 2004, the 1.00% initial sales charge on Class C is no longer imposed.

*	Inception date for Class A, B and C shares is September 23, 2002.

Smith Barney Capital Preservation Fund II 2005 Annual Report      11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Smith Barney Small Capital
Preservation Fund II vs. S&P 500 Index and Lehman Brothers Aggregate Bond Index†
September 2002 — October 2005

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on September 23, 2002, assuming deduction of the maximum 5.00% initial sales charge at the time of investment for Class A shares. It also assumes reinvestment of distributions, including return of capital, if any, through October 31, 2005. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The performance for the Lehman Brothers Aggregate Bond Index begins on September 30, 2002.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

12      Smith Barney Capital Preservation Fund II 2005 Annual Report

Schedule of Investments (October 31, 2005)

SMITH BARNEY CAPITAL PRESERVATION FUND II

Face
Amount	Security	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 73.1%
U.S. Government Obligations — 73.1%
U.S. Treasury STRIPS:
$ 155,213,642	0.000% due 8/15/07	$143,637,808
137,078,000	0.000% due 2/15/08 (a)	124,163,882

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $275,007,829)	267,801,690

Shares

COMMON STOCKS — 21.7%
CONSUMER DISCRETIONARY — 3.2%
Auto Components — 0.1%
12,645	Lear Corp.	385,167

Hotels, Restaurants & Leisure — 0.6%
21,194	Carnival Corp.	1,052,706
32,626	McDonald’s Corp.	1,030,982

	Total Hotels, Restaurants & Leisure	2,083,688

Leisure Equipment & Products — 0.5%
60,432	Hasbro Inc.	1,138,539
47,641	Mattel Inc.	702,705

	Total Leisure Equipment & Products	1,841,244

Media — 1.7%
12,280	Clear Channel Communications Inc.	373,558
38,359	Comcast Corp., Special Class A Shares*	1,051,420
65,271	Interpublic Group of Cos. Inc.*	674,249
62,855	News Corp., Class B Shares	946,596
65,011	Pearson PLC, Sponsored ADR	730,724
66,786	Time Warner Inc.	1,190,794
56,053	Walt Disney Co.	1,366,012

	Total Media	6,333,353

Specialty Retail — 0.3%
23,637	Home Depot Inc.	970,062

	TOTAL CONSUMER DISCRETIONARY	11,613,514

CONSUMER STAPLES — 1.4%
Beverages — 0.1%
6,323	Molson Coors Brewing Co., Class B Shares	390,129

Food & Staples Retailing — 0.7%
60,264	Safeway Inc.	1,401,741
23,540	Wal-Mart Stores Inc.	1,113,677

	Total Food & Staples Retailing	2,515,418

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      13

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Food Products — 0.6%
26,314	Kraft Foods Inc., Class A Shares	$744,686
38,602	Unilever PLC, Sponsored ADR	1,567,242

	Total Food Products	2,311,928

	TOTAL CONSUMER STAPLES	5,217,475

ENERGY — 2.1%
Energy Equipment & Services — 0.4%
8,889	Baker Hughes Inc.	488,539
22,352	GlobalSantaFe Corp.	995,782

	Total Energy Equipment & Services	1,484,321

Oil, Gas & Consumable Fuels — 1.7%
10,837	Anadarko Petroleum Corp.	983,024
19,824	BP PLC, Sponsored ADR	1,316,314
13,546	Chevron Corp.	773,070
13,687	Exxon Mobil Corp.	768,388
19,670	Murphy Oil Corp.	921,540
62,884	Williams Cos. Inc.	1,402,313

	Total Oil, Gas & Consumable Fuels	6,164,649

	TOTAL ENERGY	7,648,970

EXCHANGE TRADED FUND — 0.5%
57,570	Utilities Select Sector SPDR Fund	1,810,576

FINANCIALS — 4.6%
Capital Markets — 0.9%
8,895	Ameriprise Financial Inc.*	331,072
7,480	Goldman Sachs Group Inc.	945,247
11,082	Merrill Lynch & Co. Inc.	717,449
26,762	State Street Corp.	1,478,065

	Total Capital Markets	3,471,833

Commercial Bank — 0.4%
115,463	Mitsubishi UFJ Financial Group Inc., Sponsored ADR	1,465,226

Consumer Finance — 0.9%
44,480	American Express Co.	2,213,769
47,838	MBNA Corp.	1,223,218

	Total Consumer Finance	3,436,987

Diversified Financial Services — 0.5%
48,407	JPMorgan Chase & Co.	1,772,664

Insurance — 1.0%
13,096	Ambac Financial Group Inc.	928,376
14,180	American International Group Inc.	918,864
20,389	Chubb Corp.	1,895,565

	Total Insurance	3,742,805

See Notes to Financial Statements.

14      Smith Barney Capital Preservation Fund II 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 0.9%
27,194	MGIC Investment Corp.	$1,610,973
38,790	PMI Group Inc.	1,546,945

	Total Thrifts & Mortgage Finance	3,157,918

	TOTAL FINANCIALS	17,047,433

HEALTH CARE — 2.7%
Biotechnology — 0.2%
6,662	Amgen Inc.*	504,713
34,106	Enzo Biochem Inc.*	465,206

	Total Biotechnology	969,919

Pharmaceuticals — 2.5%
33,200	Abbott Laboratories	1,429,260
27,708	Eli Lilly & Co.	1,379,581
27,011	GlaxoSmithKline PLC, Sponsored ADR	1,404,302
23,299	Johnson & Johnson	1,458,983
12,147	Novartis AG, Sponsored ADR	653,752
37,281	Pfizer Inc.	810,489
42,673	Wyeth	1,901,509

	Total Pharmaceuticals	9,037,876

	TOTAL HEALTH CARE	10,007,795

INDUSTRIALS — 2.3%
Aerospace & Defense — 1.1%
15,584	Boeing Co.	1,007,350
40,866	Honeywell International Inc.	1,397,617
44,706	Raytheon Co.	1,651,887

	Total Aerospace & Defense	4,056,854

Airlines — 0.4%
81,616	Southwest Airlines Co.	1,306,672

Electrical Equipment — 0.5%
28,222	Emerson Electric Co.	1,962,840

Machinery — 0.3%
21,139	Caterpillar Inc.	1,111,700

	TOTAL INDUSTRIALS	8,438,066

INFORMATION TECHNOLOGY — 3.1%
Communications Equipment — 0.9%
58,865	Cisco Systems Inc.*	1,027,194
155,083	Lucent Technologies Inc.*	441,986
55,660	Motorola Inc.	1,233,426
39,483	Nokia Oyj, Sponsored ADR	664,104

	Total Communications Equipment	3,366,710

Computers & Peripherals — 0.3%
11,886	International Business Machines Corp.	973,226

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      15

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — (continued)
Electronic Equipment & Instruments — 0.5%
35,648	Agilent Technologies Inc.*	$1,141,092
14,156	LG. Philips LCD Co., Ltd., Sponsored ADR*	269,106
91,321	Solectron Corp.*	322,363

	Total Electronic Equipment & Instruments	1,732,561

Semiconductors & Semiconductor Equipment — 0.9%
53,113	Applied Materials Inc.	869,991
15,085	Novellus Systems Inc.*	329,758
153,592	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	1,241,023
35,554	Texas Instruments Inc.	1,015,067

	Total Semiconductors & Semiconductor Equipment	3,455,839

Software — 0.5%
55,522	Micromuse Inc.*	398,093
60,960	Microsoft Corp.	1,566,672

	Total Software	1,964,765

	TOTAL INFORMATION TECHNOLOGY	11,493,101

MATERIALS — 1.1%
Chemicals — 0.5%
8,764	Dow Chemical Co.	401,917
20,608	E.I. du Pont de Nemours & Co.	859,148
26,831	Engelhard Corp.	729,803

	Total Chemicals	1,990,868

Metals & Mining — 0.3%
39,934	Alcoa Inc.	969,997

Paper & Forest Products — 0.3%
15,644	Weyerhaeuser Co.	990,891

	TOTAL MATERIALS	3,951,756

TELECOMMUNICATION SERVICES — 0.7%
Diversified Telecommunication Services — 0.3%
32,009	Verizon Communications Inc.	1,008,603

Wireless Telecommunication Services — 0.4%
53,061	Vodafone Group PLC, Sponsored ADR	1,393,382

	TOTAL TELECOMMUNICATION SERVICES	2,401,985

	TOTAL COMMON STOCKS
	(Cost — $75,858,936)	79,630,671

See Notes to Financial Statements.

16      Smith Barney Capital Preservation Fund II 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Face
Amount	Security	Value

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $350,866,765)	$347,432,361

SHORT-TERM INVESTMENTS — 5.6%
Repurchase Agreement — 5.3%
$ 19,626,000	State Street Bank & Trust Co., dated 10/31/05,
	3.520% due 11/1/05; Proceeds due at
	maturity — $19,627,919; (Fully collateralized
	by U.S. Treasury Bond, 5.500% due 8/15/28;
	Market value — $20,018,646)
	(Cost — $19,626,000)	19,626,000

U.S. Government Obligation — 0.3%
1,000,000	U.S. Treasury Bills, due 12/15/05 (a)(b)
	(Cost — $995,918)	995,633

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $20,621,918)	20,621,633

	TOTAL INVESTMENTS — 100.4%
	(Cost — $371,488,683#)	368,053,994
	Liabilities in Excess of Other Assets — (0.4)%	(1,599,254)

	TOTAL NET ASSETS — 100.0%	$366,454,740

*	Non-income producing security.

(a)	All or a portion of this security is segregated for open futures contracts.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $371,918,512.

Abbreviations used in this schedule: ADR — American Depositary Receipt SPDR — Standard & Poor’s Depositary Receipts STRIPS — Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      17

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost—$371,488,683)	$368,053,994
Cash	2,054
Dividends and interest receivable	52,345
Receivable from broker — variation margin on open futures contracts	25,250
Prepaid expenses	4,906

Total Assets	368,138,549

LIABILITIES:
Payable for Fund shares repurchased	341,158
Distribution fees payable	301,730
Management fee payable	239,073
Guarantee fee payable	239,073
Transfer agent fees payable	135,730
Trustees’ fees payable	8,684
Accrued expenses	418,361

Total Liabilities	1,683,809

Total Net Assets	$366,454,740

NET ASSETS:
Par value (Note 7)	$323
Paid-in capital in excess of par value	358,265,189
Undistributed net investment income	1,740,217
Accumulated net realized gain on investments and futures contracts	9,945,780
Net unrealized depreciation on investments and futures contracts	(3,496,769)

Total Net Assets	$366,454,740

Shares Outstanding:
Class A	2,284,893

Class B	27,556,807

Class C	2,432,297

Net Asset Value:
Class A (and redemption price)	$11.49

Class B*	$11.34

Class C*	$11.34

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$12.09	**

*	Redemption price is NAV of class B and C shares reduced by a 5.00% (sliding scale) and a 1.00% CDSC (if shares are redeemed within one year), respectively.

**	Based upon a single purchase of less than $25,000.

See Notes to Financial Statements.

18      Smith Barney Capital Preservation Fund II 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Interest	$10,777,940
Dividends	1,665,157
Less: Foreign taxes withheld	(15,950)

Total Investment Income	12,427,147

EXPENSES:
Distribution fees (Notes 2 and 4)	4,244,291
Management fee (Note 2)	3,366,534
Guarantee fee (Note 6)	3,366,534
Transfer agent fees (Notes 2 and 4)	307,856
Legal fees	72,337
Custody and fund accounting fees	53,634
Shareholder reports (Note 4)	50,856
Audit and tax	25,500
Trustees' fees	14,303
Insurance	4,279
Registration fees	488
Miscellaneous expenses	9,392

Total Expenses	11,516,004

Less: Management fee waiver (Note 2)	(1,032,014)

Net Expenses	10,483,990

Net Investment Income	1,943,157

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	9,521,008
Futures contracts	560,998

Net Realized Gain	10,082,006

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(15,304,854)
Futures contracts	(73,135)

Change in Net Unrealized Appreciation/Depreciation	(15,377,989)

Net Loss on Investments and Futures Contracts	(5,295,983)

Decrease in Net Assets From Operations	$(3,352,826)

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      19

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004

OPERATIONS:
Net investment income	$1,943,157	$208,383
Net realized gain	10,082,006	15,785,965
Change in net unrealized appreciation/depreciation	(15,377,989)	(8,093,594)

Increase (Decrease) in Net Assets From Operations	(3,352,826)	7,900,754

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(100,077)	(904,516)
Net realized gain	(11,573,688)	—

Decrease in Net Assets From Distributions to Shareholders	(11,673,765)	(904,516)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	385,760	299,039
Reinvestment of distributions	10,941,659	862,436
Cost of shares repurchased	(168,108,786)	(209,001,730)

Decrease in Net Assets From Fund Share Transactions	(156,781,367)	(207,840,255)

Decrease in Net Assets	(171,807,958)	(200,844,017)
NET ASSETS:
Beginning of year	538,262,698	739,106,715

End of year*	$366,454,740	$538,262,698

* Includes undistributed (overdistributed) net investment income,
respectively, of:	$1,740,217	$(102,863)

See Notes to Financial Statements.

20      Smith Barney Capital Preservation Fund II 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended
October 31, unless otherwise noted:

Class A Shares(1)	2005	2004	2003	2002	(2)

Net Asset Value, Beginning of Year	$11.79	$11.68	$11.40	$11.40

Income (Loss) From Operations:
Net investment income	0.13	0.09	0.10	0.01
Net realized and unrealized gain (loss)	(0.14)	0.12	0.21	0.00	(3)

Total Income (Loss) From Operations	(0.01)	0.21	0.31	0.01

Less Distributions From:
Net investment income	(0.03)	(0.10)	(0.03)	(0.01)
Net realized gains	(0.26)	—	—	—

Total Distributions	(0.29)	(0.10)	(0.03)	(0.01)

Net Asset Value, End of Year	$11.49	$11.79	$11.68	$11.40

Total Return(4)	(0.08)%	1.77%	2.73%	0.09%

Net Assets, End of Year (000s)	$26,243	$38,724	$58,594	$74,552

Ratios to Average Net Assets:
Gross expenses	1.87%	1.92%	1.94%	1.24	%(5)
Net expenses(6)	1.63 (7)	1.91 (7)	1.94	0.68	(5)(7)
Net investment income	1.13	0.73	0.83	0.76	(5)

Portfolio Turnover Rate	16%	10%	114%	—

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period September 23, 2002 (inception date) to October 31, 2002.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The ratio of expenses to average net assets will not exceed 1.95% during the Guarantee Period, as a result of an Expense Limitation Agreement, which will continue at least through the Guarantee Maturity Date.

(7)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
October 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	(2)

Net Asset Value, Beginning of Year	$11.70	$11.60	$11.40	$11.40

Income (Loss) From Operations:
Net investment income	0.04	0.00 (3)	0.01	0.01
Net realized and unrealized gain (loss)	(0.14)	0.11	0.22	0.00	(3)

Total Income (Loss) From Operations	(0.10)	0.11	0.23	0.01

Less Distributions From:
Net investment income	—	(0.01)	(0.03)	(0.01)
Net realized gains	(0.26)	—	—	—

Total Distributions	(0.26)	(0.01)	(0.03)	(0.01)

Net Asset Value, End of Year	$11.34	$11.70	$11.60	$11.40

Total Return(4)	(0.87)%	0.94%	2.01%	0.05%

Net Assets, End of Year (000s)	$312,617	$448,695	$590,590	$673,367

Ratios to Average Net Assets:
Gross expenses	2.62%	2.67%	2.69%	1.53	%(5)
Net expenses(6)	2.39 (7)	2.66 (7)	2.69	0.97	(5)(7)
Net investment income (Loss)	0.38	(0.02)	0.09	0.41	(5)

Portfolio Turnover Rate	16%	10%	114%	—

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period September 23, 2002 (inception date) to October 31, 2002.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The ratio of expenses to average net assets will not exceed 2.70% during the Guarantee Period, as a result of an Expense Limitation Agreement, which will continue at least through the Guarantee Maturity Date.

(7)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

22      Smith Barney Capital Preservation Fund II 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended
October 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002	(3)

Net Asset Value, Beginning of Year	$11.70	$11.60	$11.40	$11.40

Income (Loss) From Operations:
Net investment income	0.04	0.00 (4)	0.01	0.01
Net realized and unrealized gain (loss)	(0.14)	0.11	0.22	0.00	(4)

Total Income (Loss) From Operations	(0.10)	0.11	0.23	0.01

Less Distributions From:
Net investment income	—	(0.01)	(0.03)	(0.01)
Net realized gains	(0.26)	—	—	—

Total Distributions	(0.26)	(0.01)	(0.03)	(0.01)

Net Asset Value, End of Year	$11.34	$11.70	$11.60	$11.40

Total Return(5)	(0.87)%	0.94%	2.00%	0.05%

Net Assets, End of Year (000s)	$27,595	$50,844	$89,922	$122,213

Ratios to Average Net Assets:
Gross expenses	2.62%	2.67%	2.69%	1.53	%(6)
Net expenses(7)	2.41 (8)	2.67 (8)	2.69	0.97	(6)(8)
Net investment income (loss)	0.36	(0.03)	0.09	0.41	(6)

Portfolio Turnover Rate	16%	10%	114%	—

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	For the period September 23, 2002 (inception date) to October 31, 2002.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	The ratio of expenses to average net assets will not exceed 2.70% during the Guarantee Period, as a result of an Expense Limitation Agreement, which will continue at least through the Guarantee Maturity Date.

(8)	The investment manager voluntarily waived a portion of its fees. Such waivers are voluntary and may be terminated at any time.

See Notes to Financial Statements.

Smith Barney Capital Preservation Fund II 2005 Annual Report      23

Notes to Financial Statements

1. Organization and Significant Accounting Policies
The Smith Barney Capital Preservation Fund II (the “Fund”), is a separate diversified investment fund of Smith Barney Trust II (the “Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically as a substitution for buying or selling securities and as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

     The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of

24      Smith Barney Capital Preservation Fund II 2005 Annual Report

Notes to Financial Statements (continued)

the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

     (d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (e) Expenses. The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

     (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

     (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year the Fund had no reclassifications.

2. Management Agreement and Other Transactions with Affiliates
Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets during the Guarantee Period. This fee is calculated daily and paid monthly.

     SBFM, the Fund’s investment manager, has participated in a review of the management of the equity portions of the Fund as commissioned by the Fund’s board. Based upon this review, SBFM has voluntarily waived a portion of its management’s fees for the Fund’s

Smith Barney Capital Preservation Fund II 2005 Annual Report      25

Notes to Financial Statements (continued)

current fiscal year totaling $1,032,014 on October 31, 2005. See the footnote to the “Investment Breakdown” on page 8 of this annual report for additional information.

     Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2005, the Fund paid transfer agent fees of $304,744 to CTB and PSS.

     Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributor.

     There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

     For the year ended October 31, 2005, CGM and its affiliates received no initial sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2005, CDSCs paid to CGM were approximately $2,089,000 for Class B shares.

     All officers and one Trustee of the Trust are employees of the manager or its affiliates and do not receive compensation from the Trust.

     The Trustees of the Fund have adopted a Retirement Plan (the “Plan”), for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other Trustees elected to receive a lump sum payment. At October 31, 2005, $7,970 was accrued in connection with this Plan.

26      Smith Barney Capital Preservation Fund II 2005 Annual Report

Notes to Financial Statements (continued)

3. Investments
During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$66,935,147	0

Sales	89,924,894	$159,928,928

     At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,029,353
Gross unrealized depreciation	(9,893,871)

Net unrealized depreciation	$(3,864,518)

     At October 31, 2005, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Loss

Contracts to Buy:
S & P 500 Index	2,500	12/05	$3,086,580	$3,024,500	$(62,080)

4. Class Specific Expenses
Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended October 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$81,474	$3,787,378	$375,439

     For the year ended October 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C

Transfer Agent Fees	$25,523	$253,530	$28,803

     For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C

Shareholder Reports Expenses	$4,002	$41,896	$4,958

Smith Barney Capital Preservation Fund II 2005 Annual Report      27

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

	Year Ended	Year Ended
	October 31, 2005	October 31, 2004

Class A
Net Investment Income	$100,077	$432,628
Net realized gains	831,649	—

Total	$931,726	$432,628

Class B
Net investment income	—	$413,047
Net realized gains	$9,686,466	—

Total	$9,686,466	$413,047

Class C(1)
Net Investment Income	—	$58,841
Net realized gains	$1,055,573	—

Total	$1,055,573	$58,841

(1)      On April 29, 2004, Class L shares were renamed as Class C shares.

6. The Guarantee
Provided that all distributions received from the Fund have been reinvested and no shares have been redeemed by a shareholder, the Fund guarantees that on the Guarantee Maturity Date, as described in the prospectus, each shareholder will be entitled to redeem his or her shares for an amount no less than the value of that shareholder’s account as of the close of business on November 1, 2002, less certain expenses. The Fund’s guarantee is backed by an unconditional and irrevocable financial guarantee from Ambac Assurance Corporation (the “Guarantor”) pursuant to a financial guarantee insurance policy issued by the Guarantor for the benefit of the shareholders of the Fund. The Guarantor has earned triple-A ratings, the highest ratings available from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and Fitch Ratings, Inc. These ratings are an essential part of the Guarantor’s ability to provide credit enhancement. The Fund will pay to the Guarantor a fee equal to 0.75% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy. The guarantee fees amounted to $3,366,534 for the year ended October 31, 2005. This fee is calculated daily and paid monthly. Please see the prospectus for more information relating to the guarantee arrangement.

7. Shares of Beneficial Interest
At October 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

28      Smith Barney Capital Preservation Fund II 2005 Annual Report

Notes to Financial Statements (continued)

     Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	October 31, 2005		October 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	33,199	$385,206	25,307	$299,039
Shares issued on reinvestment	75,540	875,504	35,555	414,922
Shares repurchased	(1,108,311)	(12,798,493)	(1,792,358)	(21,068,234)

Net Decrease	(999,572)	$(11,537,783)	(1,731,496)	$(20,354,273)

Class B
Shares sold	76	$554	—	—
Shares issued on reinvestment	786,710	9,062,894	33,651	$392,554
Shares repurchased	(11,569,359)	(132,425,899)	(12,624,113)	(147,951,823)

Net Decrease	(10,782,573)	$(123,362,451)	(12,590,462)	$(147,559,269)

Class C(1)
Shares issued on reinvestment	87,088	$1,003,261	4,714	$54,960
Shares repurchased	(1,998,983)	(22,884,394)	(3,414,481)	(39,981,673)

Net Decrease	(1,911,895)	$(21,881,133)	(3,409,767)	$(39,926,713)

(1)      On April 29, 2004, Class L shares were renamed as Class C shares.

8. Income Tax Information and Distributions to Shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

			Net Investment	Short-Term	Long-Term
Record Date	Payable Date	Class	Income	Capital Gains	Capital Gains

12/8/2005	12/9/2005	A	$0.154349	$0.029897	$0.309783
12/8/2005	12/9/2005	B	$0.066259	$0.029897	$0.309783
12/8/2005	12/9/2005	C	$0.063963	$0.029897	$0.309783

The tax character of distributions paid during the fiscal years ended October 31 were as follows:

	2005	2004

Distributions paid from:
Ordinary Income	$100,077	$904,516
Net Long-term Capital Gains	11,573,688	—

Total Distributions Paid	$11,673,765	$904,516

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,714,507
Undistributed long-term capital gains — net	9,405,802

Total undistributed earnings	$12,120,309
Other book/tax temporary differences (a)	(4,483)
Unrealized appreciation/(depreciation) (b)	(3,926,598)

Total accumulated earnings/(losses) — net	$8,189,228

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and differences in the book/tax treatment of organization costs.

(b)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales.

Smith Barney Capital Preservation Fund II 2005 Annual Report      29

Notes to Financial Statements (continued)

9. Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at that time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

30      Smith Barney Capital Preservation Fund II 2005 Annual Report

Notes to Financial Statements (continued)

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

10. Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, the fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*      *      *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Smith Barney Capital Preservation Fund II 2005 Annual Report      31

Notes to Financial Statements (continued)

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, the fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11. Other Matters
The Fund has received information concerning SBFM as follows:

     On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

12. Subsequent Events
On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, CAM, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract (and sub-advisory con-tract(s), if applicable) to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager (and new sub-advisory contract(s), if applicable) which became effective on December 1, 2005.

     Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

     The Fund’s Board has appointed the Fund’s current distributors, CGM and PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

32      Smith Barney Capital Preservation Fund II 2005 Annual Report

Notes to Financial Statements (continued)

     Effective December 1, 2005, with respect to those Fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

     Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

     Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

     The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

Smith Barney Capital Preservation Fund II 2005 Annual Report      33

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees
Smith Barney Trust II:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Capital Preservation Fund II, a series of Smith Barney Trust II, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and for the period September 23, 2002 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Capital Preservation Fund II as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 23, 2002 through October 31, 2002, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 16, 2005

34      Smith Barney Capital Preservation Fund II 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background
The members of the Board of Smith Barney Capital Preservation Fund II (the “Fund”), a series of Smith Barney Trust II, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement
In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex as well as compliance matters affecting the Fund. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-today portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its knowl-

Smith Barney Capital Preservation Fund II 2005 Annual Report      35

Board Approval of Management Agreement (unaudited)
(continued)

edge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance
The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

     The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced target maturity funds” by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended March 31, 2005 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

     Based on their review, which included careful consideration of all of the factors noted above, the Board, mindful of the proposed transaction with Legg Mason, concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to improve performance.

Management Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed

36      Smith Barney Capital Preservation Fund II 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

     The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as “balanced target maturity funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was also above the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

     Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of Scale
The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was below the Expense Group’s asset-weighted average across all asset levels. The Board noted that the Fund’s actual total expense ratio was also above the median. The Board also noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board determined that the management fee structure was reasonable.

Smith Barney Capital Preservation Fund II 2005 Annual Report      37

Board Approval of Management Agreement (unaudited)
(continued)

Other Benefits to the Manager
The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information
On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

     The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

     On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

     At a meeting held on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason previously provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the

38      Smith Barney Capital Preservation Fund II 2005 Annual Report

Board Approval of Management Agreement (unaudited)
(continued)

Board, including at meetings held prior to the August 2005 meeting. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

     In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i)	the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii)	that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv)	that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v)	that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi)	that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii)	that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(viii)	that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

Smith Barney Capital Preservation Fund II 2005 Annual Report      39

Board Approval of Management Agreement (unaudited)
(continued)

(ix)	the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(x)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds including possible economies of scale and access to investment opportunities;

(xi)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv)	the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv)	that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi)	that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvii)	that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the renewal of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

40      Smith Barney Capital Preservation Fund II 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of Smith Barney Capital Preservation Fund II (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

		Term of		Number of
		Office*	Principal	Portfolios in the
	Position(s)	and Length	Occupation(s)	Fund Complex	Other
Name, Address and	Held	of Time	During	Overseen by	Board Memberships
Birth Year	with Fund	Served	Past Five Years	Trustee	Held by Trustee

Non-Interested Trustees:
Elliott J. Berv	Trustee	Since	Executive Vice President and	37	Board Member,
c/o R. Jay Gerken		2001	Chief Operations Officer,		American Identity
Citigroup Asset			DigiGym Systems (on-line		Corp. (doing
Management (“CAM”)			personal training systems)		business as
399 Park Avenue			(since 2001); Consultant,		Morpheus
New York, NY 10022			Catalyst (consulting) (since		Technologies)
Birth Year: 1943			1984); Chief Executive		(biometric
			Officer, Motocity USA		information
			(motorsport racing) (since		management) (since)
			2004)		2001); Director,
Lapoint Industries
(industrial filter
company) (since
2002); Director,
Alzheimer’s
Association (New
England Chapter)
(since 1998)

Donald M. Carlton	Trustee	Since	Consultant, URS Corporation	37	Director,
c/o R. Jay Gerken		2001	(engineering) (since 1999);		Temple-Inland
CAM			former Chief Executive Officer,		(forest products)
399 Park Avenue			Radian International L.L.C.		(since 2003);
New York, NY 10022			(engineering) (from 1996 to		Director,
Birth Year: 1937			1998); Member of the		American Electric
			Management Committee,		Power Co. (electric)
			Signature Science		utility) (since 1999);
			(research and development)		Director, National
			(since 2000)		Instruments Corp.
(technology)
(since 1994);
former Director,
Valcro Energy
(petroleum refining)
(from 1999 to 2003)

Smith Barney Capital Preservation Fund II 2005 Annual Report      41

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*	Principal	Portfolios in the
	Position(s)	and Length	Occupation(s)	Fund Complex	Other
Name, Address and	Held	of Time	During	Overseen by	Board Memberships
Birth Year	with Fund	Served	Past Five Years	Trustee	Held by Trustee

A. Benton Cocanougher	Trustee	Since	Dean Emeritus and Professor,	37	None
c/o R. Jay Gerken		2001	Texas A&M University (since
CAM			2004); former Interim
399 Park Avenue			Chancellor, Texas A&M
New York, NY 10022			University System (from 2003
Birth Year: 1938			to 2004); former Special
Advisor to the President,
Texas A&M University (from
2002 to 2003); former Dean
Emeritus and Wiley Professor,
Texas A&M University (from
2001 to 2002); former Dean
and Professor of Marketing,
College and Graduate School
of Business of Texas A&M
University (from 1987
to 2001)

Mark T. Finn	Trustee	Since	Adjunct Professor, College of	37	Former President
c/o R. Jay Gerken		2001	William & Mary (since 2002);		and Director, Delta
CAM			Principal/Member, Balvan		Financial, Inc.
399 Park Avenue			Partners (investment		(investment advisory
New York, NY 10022			management) (since 2002);		firm) (from 1983
Birth Year: 1943			Chairman, Chief Executive		to 1999)
Officer and Owner, Vantage
Consulting Group, Inc.
(investment advisory and
consulting firm) (since 1998);
former Vice Chairman and
Chief Operating Officer,
Lindner Asset Management
Company (mutual fund
company) (from 1988 to 2001);
former General Partner and
Shareholder, Greenwich
Ventures, L.L.C. (investment
partnership) (from 1996 to 2001);
former President, Secretary, and
Owner, Phoenix Trading Co.
(commodity trading advisory
firm) (from 1997 to 2000)

42      Smith Barney Capital Preservation Fund II 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*	Principal	Portfolios in the
	Position(s)	and Length	Occupation(s)	Fund Complex	Other
Name, Address and	Held	of Time	During	Overseen by	Board Memberships
Birth Year	with Fund	Served	Past Five Years	Trustee	Held by Trustee

Stephen Randolph Gross	Trustee	Since	Chairman, HLB Gross Collins,	37	Director, Andersen
c/o R. Jay Gerken		2001	PC (accounting and consulting		Calhoun (assisted
CAM			firm) (since 1979); Treasurer,		living) (since 1987);
399 Park Avenue			Coventry Limited, Inc. (Senior		former Director, Yu
New York, NY 10022			Living Facilities) (since 1985);		Save, Inc. (internet
Birth Year: 1947			former Managing Director,		company) (from 1998
			Fountainhead Ventures, L.L.C.		to 2000); former
			(technology accelerator)		Director, Hotpalm.com,
			(from 1998 to 2003); former		Inc. (wireless
			Treasurer, Hank Aaron		applications) (from
			Enterprises (fast food		1998 to 2000); former
			franchise) (from 1985 to		Director, United
			2001); former Partner, Capital		Telesis, Inc.
			investment Advisory		(telecommunications)
			Partners (leverage buyout		(from 1997 to 2002);
			consulting) (from 2000 to		former Director,
			2002); former Secretary,		ebank.com, Inc.
			Carint N.A. (manufacturing)		(from 1997 to 2004)
(from 1998 to 2002)

Diana R. Harrington	Trustee	Since	Professor, Babson College	37	None
c/o R. Jay Gerken		1992	(since 1993)
CAM
399 Park Avenue
New York, NY 10022
Birth Year: 1940

Susan B. Kerley	Trustee	Since	Consultant, Strategic	37	Chairperson and
c/o R. Jay Gerken		1992	Management Advisors,		Independent Board
CAM			LLC (investment consulting)		Member of Eclipse
399 Park Avenue			(since 1990)		Fund, Inc. and Eclipse
New York, NY10022					Funds (which trade
Birth Year: 1951					as Mainstay Funds)
(currently supervises
16 investment
companies in the
fund complex)

Alan G. Merten	Trustee	Since	President, George Mason	37	Director, Xybernaut
c/o R. Jay Gerken		2001	University (since 1996)		Corporation
CAM					(information
399 Park Avenue					technology)
New York, NY 10022					(since 2004); Director,
Birth Year: 1941					Digital Net Holdings,
Inc. (since 2003);
Director, Comshare,
Inc. (information
technology) (from
1985 to 2003)

Smith Barney Capital Preservation Fund II 2005 Annual Report      43

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*	Principal	Portfolios in the
	Position(s)	and Length	Occupation(s)	Fund Complex	Other
Name, Address and	Held	of Time	During	Overseen by	Board Memberships
Birth Year	with Fund	Served	Past Five Years	Trustee	Held by Trustee

R. Richardson Pettit	Trustee	Since	Professor of Finance,	37	None
c/o R. Jay Gerken		2001	University of Houston
CAM			(from 1977 to 2002);
399 Park Avenue			independent consultant
New York, NY 10022			(since 1984)
Birth Year: 1942
Interested Trustee:

R. Jay Gerken, CFA**	Chairman,	Since	Chairman, President,	171	N/A
CAM	President,	2002	Chief Executive Officer
399 Park Avenue	and Chief		and Director of
Mezzanine	Executive		Smith Barney Fund
New York, NY 10022	Officer		Management LLC
Birth Year: 1951			(“SBFM”), Travelers
Investment Adviser, Inc.
(“TIA”) and Citi Fund
Management Inc.
(“CFM”); President and
Chief Executive Officer
of certain mutual funds
associated with CAM;
Formerly Portfolio
Manager of Smith Barney
Allocation Series Inc. (from
1996 to 2001) and Smith
Barney Growth and
Income Fund (from 1996
to 2000)

Officers:
Andrew B. Shoup	Senior	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	Vice	2003	President and Chief
125 Broad Street	President		Administrative Officer of
11th Floor	and		mutual funds associated with
New York, NY 10004	Chief		CAM; Chief Financial Officer
Birth Year: 1956	Adminis-		and Treasurer of certain mutual
	trative		funds associated with CAM;
	Officer		Head of International Funds
Administration of CAM (from
2001 to 2003); Director of
Global Funds Administration
of CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM

44      Smith Barney Capital Preservation Fund II 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*	Principal	Portfolios in the
	Position(s)	and Length	Occupation(s)	Fund Complex	Other
Name, Address and	Held	of Time	During	Overseen by	Board Memberships
Birth Year	with Fund	Served	Past Five Years	Trustee	Held by Trustee

Frances M. Guggino	Chief	Since	Chief Financial Officer and	N/A	N/A
CAM	Financial	2004	Treasurer Since 2004 Director
125 Broad Street	Officer		of CAM; Chief Financial
10th Floor	and		Officer and Treasurer of
New York, NY 10004	Treasurer		certain mutual funds
Birth Year: 1957			associated with CAM;
	Controller	2002-2004	Controller of certain mutual
funds associated with
CAM
Andrew Beagley	Chief	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-	2002	Director of Compliance, North
399 Park Avenue	Money		America, CAM (since 2000);
4th Floor	Laundring		Chief Anti-Money Laundering
New York, NY 10022	Compliance		Compliance Officer, Chief
Birth Year: 1962	Officer		Compliance Officer and Vice
President of certain mutual
	Chief	Since	funds associated with CAM;
	Compliance	2004	Director of Compliance, Europe,
	Officer		the Middle East and Africa,
CAM (from 1999 to 2000);
Chief Compliance Officer,
SBFM and CFM; Formerly Chief
Compliance Officer of TIA
(from 2002 to 2005)
Wendy S. Setnicka	Controller	Since	Vice President of CAM (since	N/A	N/A
CAM		2004	2003); Controller of certain
125 Broad Street			mutual funds associated with
10th Floor			CAM; Assistant Controller
New York, NY 10004			of CAM (from 2002 to 2004);
Birth Year: 1964			Accounting Manager of CAM
(from 1998 to 2002)
Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and Chief	2003	General Counsel, Global
300 First Stamford Place	Legal		Mutual Funds for CAM
Stamford, CT 06902	Officer		and its predecessor (since
Birth Year: 1954			1994); Secretary of certain
mutual funds associated
with CAM; Chief Legal
Officer of mutual funds
associated with CAM

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Capital Preservation Fund II 2005 Annual Report      45

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders
On October 21, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item	Votes	Votes		Broker
Voted On	For	Against	Abstentions	Non-Votes

Election of Trustees[1]

Nominees:
Elliot J. Berv	390,185,282.078	17,007,145.913	0	0

Donald M. Carlton	390,309,164.112	16,883,263.879	0	0

A. Benton Cocanougher	390,216,296.988	16,976,131.003	0	0

Mark T. Finn	390,392,076.470	16,800,351.521	0	0

Stephen Randolph Gross	390,214,170.384	16,978,257.607	0	0

Diana R. Harrington	390,350,563.762	16,841,864.228	0	0

Susan B. Kerley	390,230,241.659	16,962,186.331	0	0

Alan G. Merten	390,331,665.182	16,860,762.809	0	0

R. Richardson Pettit	390,227,821.252	16,964,606.739	0	0

R. Jay Gerken	389,654,043.355	17,538,384.636	0	0

1      Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

46      Smith Barney Capital Preservation Fund II 2005 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005.

Record Date:	12/14/2004
Payable Date:	12/16/2004

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%

Interest from Federal Obligations*	88.31%

Long-Term Capital Gain Dividend	$0.262600

* The Fund has met the quarterly asset requirement for California, Connecticut and New York resident shareholders.

     The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Capital Preservation Fund II 2005 Annual Report      47

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Smith Barney Capital Preservation Fund II

TRUSTEES	INVESTMENT MANAGER
Elliott J. Berv	Smith Barney Fund
Donald M. Carlton	Management LLC
A. Benton Cocanougher
Mark T. Finn	DISTRIBUTORS
R. Jay Gerken, CFA	Citigroup Global Markets Inc.
Chairman	Legg Mason Investor
Stephen Randolph Gross	Services, LLC
Diana R. Harrington	PFS Distributors, Inc.
Susan B. Kerley
Alan G. Merten	CUSTODIAN
R. Richardson Pettit	State Street Bank
and Trust Company
OFFICERS
R. Jay Gerken, CFA	TRANSFER AGENT
President and	PFPC Inc.
Chief Executive Officer	P.O. Box 9699
Providence, Rhode Island
Andrew B. Shoup	02940-9699
Senior Vice President and
Chief Administrative Officer	INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Frances M. Guggino	KPMG LLP
Chief Financial Officer and	345 Park Avenue
Treasurer	New York, NY 10154

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Wendy S. Setnicka
Controller

Robert I. Frenkel
Secretary and Chief Legal Officer

This report is submitted for
the general information of
shareholders of Smith Barney
Trust II — Smith Barney
Capital Preservation Fund II,
and is not for use with the
general public.

This report must be preceded
or accompanied by a free
prospectus. Investors should
consider the Fund’s
investment objectives, risks,
charges and expenses
carefully before investing.
The prospectus contains this
and other information about
the Fund.

www.citigroupam.com

©2005 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD02665 12/05           05-9435

Smith Barney Trust II
Smith Barney Capital Preservation Fund II

The Fund is a separate investment fund of Smith Barney Trust II, a Massachusetts business trust.

SMITH BARNEY CAPITAL PRESERVATION FUND II
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, a member of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the audit committee financial expert. Mr. Gross is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,000 in 2004 and $71,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Trust II (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,000 in 2004 and $12,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Trust II

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Trust II requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Trust II, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Trust II and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Trust II during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Trust II Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Trust II or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

	(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Trust II

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date:	January 9, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Trust II

Date:	January 9, 2006

By:	/s/ Frances M. Guggino (Frances M. Guggino) Chief Financial Officer of Smith Barney Trust II

Date:	January 9, 2006